Exhibit 99.1

DENVER, July 7, 2015 - General Cannabis Corp. (OTCQB: CANN), a service provider to businesses in the regulated cannabis industry, today announced that it has been selected by The Marijuana Index for inclusion in its MJIC US Reporting Index.

The Marijuana Index is the leading equity-tracking index featuring public companies involved in the legalized marijuana and hemp sector. The Marijuana Index provides the most robust data set in the legal marijuana industry with a perpetually expanding assemblage of information available to brokers, analysts, investors and media.

“We are growing our business through acquisitions and organic growth. The inclusion in the index enables investors, the public, customers and potential acquisition candidates the ability to see the progress our company is making as well as our industry’s growth,” said Robert Frichtel, CEO of General Cannabis Corp. “The industry through the index affords the various publics the ability to assess and analyze the industry as a whole.”

“The recent addition of General Cannabis Corp. to the Marijuana Index reflects the positive evolution of the public cannabis marketplace,” said David Friedman, CEO of MJIC Media. “Investors deserve unparalleled information on publicly traded cannabis stocks and we will continually strive to provide coverage of General Cannabis Corp. as a means of advancing the industry’s market intelligence.”

About The MJIC Marijuana Index

The MJIC Marijuana Index is the first and only Marijuana Sector Benchmark Index Series, measuring the combined performance of globally listed marijuana stocks. The Index series is calculated by using (Equal-Weight), providing a fair and balanced benchmark calculation methodology, for diverse stocks covered. The index provides existing and prospective investors with a targeted and centralized view of these pioneering securities which are positioned within a multi-billion dollar growth industry. Information and articles are shared from around the web on the business of marijuana as it unfolds throughout the United States and the world. The mission of The Marijuana Index is to become the centralized hub of communication between marijuana, cannabis, and hemp companies and the investment marketplace following the industry.

The Marijuana Index is the leading benchmark for tracking U.S. listed marijuana stocks as the first marijuana equity index of its kind.

About General Cannabis Corp.

General Cannabis Corp’s mission is to lead the regulated cannabis industry by being a trusted partner to the cultivation and retail side of the cannabis business. We do this through a combination of strong operating divisions such as real estate, consulting, security, financing and the distribution of important infrastructure products to grow facilities and dispensaries. As a synergistic holding company, our subsidiaries are able to leverage the strengths of each other, as well as a larger balance sheet, to succeed. We will continue to integrate partner companies in order to provide a full suite of capabilities for our customers as the regulated cannabis industry continues to expand.  For more information, please visit www.generalcann.com.

Statements about the company's future expectations, including future revenue and earnings and all other statements in this press release, other than historical facts, are "forward looking" statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time. The company’s actual results could differ materially from expected results. In reflecting subsequent events or circumstances, the company undertakes no obligation to update forward-looking statements.

CONTACT:

Robert Frichtel, CEO

General Cannabis Corp

6565 East Evans Avenue

Denver, CO 80224

Telephone: (303) 759-1300Email: info@Generalcann.com

Safe Harbor Statement

This news release contains statements that involve expectations, plans or intentions (such as those relating to future business or financial results, new features or services, or management strategies) and other factors discussed from time to time in the Company’s Securities and Exchange Commission filings. These statements are forward-looking and are subject to risks and uncertainties, so actual results may vary materially. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Our actual results, such as the Company’s ability to finance, complete and consolidate acquisition of IP, assets and operating companies, could differ materially from those anticipated in these forward-looking statements as a result of certain factors not within the control of the company such as a result of various factors, including future economic, competitive, regulatory, and market conditions. The company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.